UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018 (June 5, 2018)

NOTES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-217428	611816175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	44 Davis Street
	Seekonk, Massachusetts	02771
	(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (775) 473-6328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 5, 2018, Notes, Inc. (the “Company”), with the approval of the Board of Directors of the Company (the “Board”), dismissed Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm.

Fruci’s audit report on the Company’s financial statements as of and for the fiscal year ended March 31, 2017 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that Fruci’s report for the fiscal year ended March 31, 2017 included an explanatory paragraph describing the existence of conditions that raise substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended March 31, 2017 and through June 5, 2018, the Company has not had any disagreement with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements and the Company’s condensed financial statements for interim periods ended June 30, 2017, September 30, 2017 and December 31, 2017. In addition, during the Company’s fiscal year ended March 31, 2017 and through June 5, 2018, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Fruci with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Fruci furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of Fruci’s letter, dated June 8, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 5, 2018, the Company engaged, with the approval of the Board, Citrin Cooperman & Company, LLP (“Citrin Cooperman”) as the Company’s new independent registered public accounting firm, commencing with the fiscal year ended March 31, 2018.

During the Company’s most recent fiscal years ended March 31, 2018 and 2017 and through June 5, 2018, neither the Company nor anyone on its behalf consulted with Citrin Cooperman on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Citrin Cooperman to the Company that Citrin Cooperman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Fruci & Associates II, PLLC, dated June 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2018	Notes, Inc.

	By:	/s/ H. Charles Tapalian
	Name:	H. Charles Tapalian
	Title:	President and Chief Executive Officer

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